UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  November 22, 2021

AULT GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On November 22, 2021, Ault Global Holdings, Inc. (the “Company”) issued a press release announcing its plans to change the Company’s name to BitNile Holdings, Inc., to organize operations into two primary subsidiaries, BitNile, Inc. and Ault Alliance, Inc. (“Ault Alliance”) and to spin off Ault Alliance as a separate, public company (the “Reorganization”). A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The Company also announced that it would be hosting a conference call via webcast to discuss, among other things, the planned reorganization. During the webcast, the speakers will discuss the contents of a presentation prepared by the Company, a copy of which is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item and Exhibit 99.1 and Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 8.01	OTHER EVENTS

Risk Factor Update

As a result of the Reorganization, the following disclosure supplements and should be read in conjunction with the risk factors described in “ITEM 1A. RISK FACTORS” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020:

There are numerous risks associated with our recently announced plan to realign our organizational structure and separate our company into two separate publicly traded companies.

On November 22, 2021, we announced a plan to realign our organization into two business units and separate our company through a spin-off into two distinct publicly traded companies. The process of separating our company and spinning-off one of our business units involves substantial risks inherent in resolving operational issues including (i) allocation (or sharing) of corporate assets and liabilities, including outstanding debt and litigation, (ii) management of the two businesses and the division of our senior management and employees, (iii) negotiation of contracts for the purchase and sale of products or services to each other, (iv) treatment of employee benefit plans and stock options, and (v) need for transitional agreements between the two companies covering office space, legal and accounting, data processing and storage, and intellectual property. Further, as part of this process, transaction tax planning, stockholder approval (if required), debt holder and third-party consents, and stock exchange listing approval to complete the separation transaction process may involve substantial legal and financial risks. This process may also result in unforeseen expenditures and may absorb significant management attention that would otherwise be available for the ongoing development of our company. There can be no assurance that one or more of such risks will not prove to be too difficult to resolve or delay or interfere with completing the separation process. In the event the separation transaction is completed, there can be no assurance that the anticipated benefits of the transaction to our company and our spun-off business unit will be realized.

Our current focus exposes us to the numerous financial and regulatory risks, and volatility, associated with the Bitcoin mining sector.

During the second half of 2021, we have increasingly focused on mining Bitcoin and we committed significant resources and made commitments to purchasing additional miners and upgrading our Michigan cloud data center. These determinations are predicated on our belief as to the continuing evolution and acceptance of Bitcoin as a decentralized digital currency that can be traded on an exchange. However, our Bitcoin mining operations are in their early stage, and Bitcoin and energy pricing and Bitcoin mining economics are volatile and subject to uncertainty. Our current focus in this area will expose us to the numerous risks and volatility associated with the Bitcoin mining sector, including such factors as fluctuating Bitcoin to U.S. dollar prices, the timely delivery of our new Bitcoin miner purchases, the costs of Bitcoin miners, the number of market participants mining Bitcoin, our dependence on a single source located outside the United States for mining equipment, the availability of power generation at our cloud data center to expand operations and a highly-evolving regulatory environment. Future regulations may require us to change our business in order to comply with U.S. federal, state and local and international laws regulating crypto asset mining and the cryptoeconomy in general. For example, as Bitcoin has grown in popularity and in market size, the Federal Reserve Board, U.S. Congress and certain U.S. agencies (e.g., the Commodity Futures Trading Commission, the SEC, the Financial Crimes Enforcement Network and the Federal Bureau of Investigation) have begun to examine the operations of the Bitcoin network, Bitcoin users and the Bitcoin exchange market. In order to stay current with the industry, our business model may need to evolve as well. There can be no assurance that one or more of such factors will not have a material adverse effect on our company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release issued on November 22, 2021.
99.2	Corporate Presentation.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT GLOBAL HOLDINGS, INC.

Dated: November 22, 2021	/s/ Henry Nisser
Henry Nisser President and General Counsel